UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 5, 2021
(Date of earliest event reported)

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
Arrow Financial Corporation (the "Company") held its 2021 Annual Meeting of Shareholders on May 5, 2021. As of the record date, March 11, 2021, there were 15,529,045 shares of the Company's common stock outstanding and entitled to vote. The holders of 11,676,904 shares of common stock, 75.19% of the outstanding shares entitled to vote as of the record date, were represented at the meeting virtually or by proxy, and this amount represented a quorum. The proposals are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on March 26, 2021. At the 2021 Annual Meeting, our shareholders (1) elected four Class B directors with terms expiring in 2024 to the Board of Directors and one Class A director with a term expiring in 2023 to the Board of Directors, (2) approved on an advisory basis the Company's 2020 executive compensation, (3) approved the Arrow Financial Corporation Amended and Restated 2011 Employee Stock Purchase Plan and (4) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2021.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1.The election of four (4) directors to Class B for a term of three (3) years and/or until their successors shall have been elected and qualified and the election of one (1) director to Class A for a term of two (2) years and/or until his successor shall have been elected and qualified.

	Votes For	Votes Withheld	Broker Non-Votes
Class B Director Nominees:
Michael B. Clarke	8,556,655	174,967	2,945,282
David G. Kruczlnicki	8,270,199	461,423	2,945,282
Thomas J. Murphy	8,448,366	283,256	2,945,282
Raymond F. O'Conor	8,353,857	377,765	2,945,282

Class A Director Nominee:
Gregory J. Champion	8,619,120	112,502	2,945,282

2. The approval, on an advisory basis, of the Company’s 2020 executive compensation.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Executive Compensation	8,161,187	418,786	151,649	2,945,282

3. The approval of the Arrow Financial Corporation Amended and Restated 2011 Employee Stock Purchase Plan.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock Voted On:
Approval of Employee Stock Purchase Plan	8,494,178	188,678	48,766	2,945,282

4. The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company's independent auditor for the fiscal year ending December 31, 2021.

Common Stock Voted On:	Votes For	Votes Against	Abstain
KPMG LLP	11,545,265	85,757	45,882

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Date:	May 6, 2021	By:	/s/ Edward J. Campanella
Edward J. Campanella, Senior Vice President, Treasurer and Chief Financial Officer